UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2005

EARL SCHEIB, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200 Sherman Oaks, California		91403
(Address of principal executive offices)		(Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(9b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2005, the Board of Directors of the Earl Scheib, Inc. (the “Company”) unanimously approved a resolution to voluntarily withdraw the Capital Stock, $1.00 par value per share, of the Company (the “Capital Stock”) from listing on The American Stock Exchange LLC (the “AMEX”).  Pursuant to the action of the Board of Directors, on the same date the Company delivered notice to the AMEX of the Company’s intent to delist the Capital Stock pursuant to Rule 18 of the AMEX and submitted an application for delisting to the Securities and Exchange Commission (the “SEC”).  .

The Company does not intend to seek an alternate listing of the Capital Stock.  However, it anticipates that its Capital Stock will be quoted on the Pink Sheets®, a centralized electronic quotation service for over-the-counter securities, following delisting from the AMEX and deregistration, to the extent market makers demonstrate an interest in trading in the Capital Stock.  However, the Company can give no assurance that trading in its stock will continue in the Pink Sheets or in any other forum.

Statements in this report that are not historical in nature are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. These statements may be identified by use of words such as “believe,” “expect,” “hope,” “intend,” “estimate,” “anticipate,” “plan,” “will,” “project” and similar expressions, and include statements about the Company’s intent to delist and deregister the Capital Stock and the Company’s expectation that its stock will be traded on the Pink Sheets.  Forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the Company’s expectations.  Risks and uncertainties affecting the Forward Looking Statements in this report include the Company’s need to secure from the SEC an order granting voluntary withdrawal from the AMEX, the need to comply with SEC regulations in delisting and deregistering the Capital Stock, the fact that trading in the Pink Sheets depends on the actions of market makers and is not within the control of the Company, and the other factors set forth in the Company’s documents filed with the SEC.

Item 7.01            Regulation FD Disclosure.

On February 23, 2005, the Company published a press release announcing the Company’s intent to voluntarily withdraw is Capital Stock from listing on the AMEX, to terminate the Company’s registration under the Securities Exchange Act of 1934, as amended, and to suspend the filing of current and periodic reports.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

99            Press Release dated February 23, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earl Scheib, Inc.
(Registrant)

Date: February 23, 2005	By:	/s/ Christian K. Bement
	Name:	Christian K. Bement
	Title:	President and
Chief Executive Officer